UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

August 3, 2009

Facet Biotech Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34154	26-3070657
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1500 Seaport Boulevard
Redwood City, California 94063
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(650) 454-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 4, 2009, Facet Biotech Corporation (the “Company” or “we”) issued a press release announcing our financial results for the quarter ended June 30, 2009 (the “Earnings Release”) and conducted a webcast conference call regarding these financial results (the “Earnings Call”). The Earnings Release and the transcript of the Earnings Call are attached as Exhibits 99.1 and 99.2, respectively, to this current report on Form 8-K and are incorporated herein by reference.

Item 8.01  Other Events.

On August 3, 2009, we issued a press release announcing our decision to continue planning for the phase 3 trial of daclizumab high-yield process in multiple sclerosis and our plan to request a Special Protocol Assessment with the U.S. Food and Drug Administration prior to the initiation of this phase 3 study.  A copy of this press release is attached as Exhibit 99.3 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release, dated August 4, 2009, regarding the financial results of Facet Biotech Corporation for the quarter ended June 30, 2009

99.2	Transcript of webcast conference call held on August 4, 2009 regarding the financial results of Facet Biotech Corporation for the quarter ended June 30, 2009 and update on company activities

99.3	Press Release, dated August 3, 2009, regarding advancement of daclizumab program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2009	Facet Biotech Corporation

	By:	/s/ Andrew Guggenhime
Andrew Guggenhime
Senior Vice President and Chief Financial Officer